                                                                  EXECUTION COPY


                                                                   Exhibit 10.53


                                    AMENDMENT, CONSENT AND WAIVER dated as of
                           May 5, 1999 (this "Amendment"), to the Credit Agreement dated as of April 2, 1996, amended and restated as of April 25, 1996, and as further amended and restated as of September 5, 1997 (the "Credit Agreement"), among BAR TECHNOLOGIES INC., a Delaware corporation ("BarTech"), BLISS & LAUGHLIN STEEL COMPANY, an Illinois corporation ("BLSC" and, together with BarTech, the "Borrowers"), the lenders party thereto (the "Lenders"), THE CHASE MANHATTAN BANK (formerly known as Chemical Bank), a New York banking corporation, as administrative agent (in such capacity, the "Administrative Agent") and collateral agent (in such capacity, the "Collateral Agent") for the Lenders, and CHASE MANHATTAN BANK DELAWARE (formerly known as Chemical Bank Delaware), a Delaware banking corporation, as fronting bank (in such capacity, the "Fronting Bank").


                  A. Pursuant to the Credit Agreement, the Lenders and the Fronting Bank have extended credit to the Borrowers, and have agreed to extend credit to the Borrowers, in each case pursuant to the terms and subject to the conditions set forth therein.

                  B. Pursuant to a Limited Liability Company Agreement dated as of March 1, 1999 (the "RTI Agreement"), BarTech and Republic Engineered Steels, Inc., a Delaware corporation ("RES"), have formed Republic Technologies International Marketing, LLC, a Delaware limited liability company ("RTI"), for the purpose of engaging in joint marketing, advertising, promotion and sales activities. BarTech holds a 50.0% voting and membership interest and an initial 33-1/3% economic allocation in RTI and RES holds a 50% voting and membership interest and an initial 66-2/3% economic allocation in RTI.

                  C. Pursuant to the RTI Agreement, BarTech (on behalf of itself and BLSC) and RES agreed (among other things), except as otherwise provided therein, (a) to market, advertise and promote their respective steel products to their existing and potential customers exclusively through RTI and (b) to sell their respective steel products exclusively through RTI. As more fully described in the RTI Agreement, (a) all customer orders (other than customer orders for products of BarTech's Canadian Drawn Steel Company Inc. subsidiary ("Canadian Orders")) for the Borrowers' and RES's products ("Company Orders") will be placed with RTI, (b) pursuant to the allocation procedures set forth in the RTI Agreement, RTI will determine which of the Borrowers or RES will produce the products to fill each Company Order, (c) the applicable Borrower or RES will ship the inventory so ordered directly to the customer that placed the applicable Company Order with RTI, (d) within one Business Day (such term and all other terms used but not defined herein having the meanings assigned to such terms in the Credit Agreement as amended hereby) after the date of shipment by the applicable Borrower of inventory ordered pursuant to a Company Order (and the related release of the security interest held for the benefit of the Lenders in such inventory shipped by such Borrower), RES will pay to such Borrower in full in cash not less than 99.0% of the purchase price for such products, (e) simultaneously with the release of the security interest held for the benefit of the Lenders or the RES Lenders (as defined herein) in any inventory shipped pursuant to a Company Order, a security interest will simultaneously and automatically attach in any receivables payable by any customer (other than RES or RTI) to the Borrowers or by any customer to RES or RTI that are created pursuant to such Company Order (all such receivables, "Receivables") in favor of the RES Lenders (but not the Lenders) and (f) simultaneously with the creation of any Receivables (whether such Receivables arose in connection with the shipment of inventory by RES or by the Borrowers), RTI will automatically assign and transfer to RES all its rights in respect of such Receivables and the Company Order pursuant to which such Receivables arose. Payments by customers for inventory shipped pursuant to Company Orders will be made directly to RES (or to RTI as collection agent for RES and then forwarded to RES), but not to the Borrowers. All rights of the Borrowers in respect of Canadian Orders will be retained by the Borrowers, and all payments in respect of inventory produced and shipped by the Borrowers to fill Canadian Orders will be made to the Borrowers. In order to support the payment obligations of RES to the Borrowers described herein, (a) the aggregate principal amount of the RES Credit Agreement (as defined herein) shall be increased (through December 31,
1999) from $115,000,000 to $135,000,000 and (b) the RES Letter of Credit shall be issued under the RES Credit Agreement. The foregoing arrangements and the other arrangements set forth in the RTI Agreement are collectively referred to herein as the "RTI Joint Venture Arrangements".

                  D. The Borrowers have requested that the Lenders (a) amend certain provisions of the Credit Agreement in order to permit the implementation of certain of the RTI Joint Venture Arrangements, (b) consent to the amendment of the Facility Pledge Agreement in order to require the pledge by BarTech to the Collateral Agent, for the benefit of the Secured Parties, of its membership interest in RTI and (c) grant certain limited waivers of compliance by the Borrowers with certain provisions of the Credit Agreement in connection with the implementation of certain of the RTI Joint Venture Arrangements.

                  E. The Lenders are willing to agree to such amendments and grant such consent and waivers, in each case pursuant to the terms and subject to the conditions set forth herein.

                  Accordingly, in consideration of the mutual agreements contained in this Amendment and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

                  SECTION 1. Amendments to Section 1.01. (a) The term "Applicable Percentage" in Section 1.01 of the Credit Agreement is hereby deleted.

                  (b) The definition of the term "Borrowing Base" in Section
1.01 of the Credit Agreement is hereby amended to read in its entirety as follows:

                           "'Borrowing Base' shall mean, at any time, an amount
                  equal to (a) 85% of Eligible Accounts Receivable plus (b) 65% of Eligible Inventory (excluding raw materials) plus (c) 25% of Eligible Inventory consisting of raw materials. The Borrowing Base shall be computed weekly in accordance with
                  Section 5.04(e). The Borrowing Base at any time in effect shall be determined by reference to the Borrowing Base Certificate most recently delivered hereunder."

                  (c) The definition of the term "Interim Standby Base Amount" in Section 1.01 of the Credit Agreement is hereby amended by redesignating clause (iii) as clause (iv) and by adding a new clause (iii) to read in its entirety as follows:

                           "(iii) any accounts receivable owed by RES or RTI
                  pursuant to the RTI Agreement, and".

                  (d) The definition of the term "Interim Standby Borrowing Amount" in Section 1.01 of the Credit Agreement is hereby amended by replacing the word "monthly" in the second sentence thereof with the word "weekly".

                  (e) The definition of the term "Total A/R and Inventory" in
Section 1.01 of the Credit Agreement is hereby amended by redesignating clause
(iii) as clause (iv) and by adding a new clause (iii) to read in its entirety as follows:

                           "(iii) any accounts receivable owed by RES or RTI
                  pursuant to the RTI Agreement, and".

                  (f) Section 1.01 of the Credit Agreement is hereby amended to add the defined term "Concentration Account" in the appropriate alphabetical order, to read in its entirety as follows:

                           "'Concentration Account' shall have the meaning given
                  to such term in the Master Security Agreement."

                  (g) Section 1.01 of the Credit Agreement is hereby amended to add the defined term "Eligible Accounts Receivable" in the appropriate alphabetical order, to read in its entirety as follows:

                           "'Eligible Accounts Receivable' shall mean, at any
                  time, GAAP Accounts Receivable, excluding (i) any accounts receivable that is not subject to a perfected first priority security interest in favor of the Collateral Agent for the benefit of the Secured Parties (as defined in the Security Agreements) or that is subject to any other Lien, except Liens expressly permitted by Section 6.02 (provided that Eligible Accounts Receivable shall be reduced to the extent of the obligations secured by such Liens), (ii) any accounts receivable owed by RES or RTI pursuant to the RTI Agreement, and (iii) any accounts receivable owed by any officer, employee or Affiliate of BarTech or any Subsidiary."

                  (h) Section 1.01 of the Credit Agreement is hereby amended to add the defined term "Eligible Inventory" in the appropriate alphabetical order, to read in its entirety as follows:

                           "'Eligible Inventory' shall mean, at any time, GAAP
                  Inventory, excluding (i) any inventory that is not subject to a perfected first priority security interest in favor of the Collateral Agent for the benefit of the Secured Parties (as defined in the Security Agreements) or that is subject to any other Lien, except Liens expressly permitted by Section 6.02 (provided that Eligible Inventory shall be reduced to the extent of the obligations secured by such Liens) and (ii) any inventory that is

                  (A) located at a storage or manufacturing facility leased by a Borrower or a Guarantor or in a contract warehouse and (B) not covered by an agreement, in form and substance satisfactory to the Collateral Agent, waiving the lessor's or contract warehouseman's Lien, if any, and providing the Collateral Agent with access to such inventory, provided that such inventory shall be excluded only to the extent that such inventory in the aggregate exceeds 2% of Eligible Inventory, and provided further that the applicable Borrower or Guarantor shall have used its reasonable efforts to obtain such waiver and consent from each such landlord or contract warehouseman."

                  (i) Section 1.01 of the Credit Agreement is hereby amended to add the defined term "RES" in the appropriate alphabetical order, to read in its entirety as follows:

                           "'RES' shall mean Republic Engineered Steels, Inc., a
                  Delaware corporation."

                  (j) Section 1.01 of the Credit Agreement is hereby amended to add the defined term "RES Credit Agreement" in the appropriate alphabetical order, to read in its entirety as follows:

                           "'RES Credit Agreement' shall mean the Second Amended
                  and Restated Revolving Credit Agreement dated as of April 25, 1997, as amended, among RES, BankBoston, N.A., the other lending institutions listed on Schedule I thereto and Congress Financial Corporation (New England) and BankBoston, N.A., as agent for itself and such other lending institutions."

                  (k) Section 1.01 of the Credit Agreement is hereby amended to add the defined term "RES Letter of Credit" in the appropriate alphabetical order, to read in its entirety as follows:

                           "'RES Letter of Credit' shall mean one or more
                  irrevocable standby letters of credit issued by BankBoston, N.A. under the RES Credit Agreement, for the benefit of the Collateral Agent on behalf of the Secured Parties (as defined in the Security Agreements), under which drawings of all amounts due and payable to the Borrowers by RES may be made upon presentation to BankBoston, N.A. of a certificate of the Collateral Agent to the effect that any amount due and payable by RES to either Borrower pursuant to the RTI Agreement has not been paid within five Business Days after such amount became due and payable."

                  (l) Section 1.01 of the Credit Agreement is hereby amended to add the defined term "RES Letter of Credit Base Amount" in the appropriate alphabetical order, to read in its entirety as follows:

                           "'RES Letter of Credit Base Amount' shall mean
                  $1,500,000; provided, however, that if, during any period of fifteen consecutive days, there shall be three or more days on which the Borrowers make shipments of inventory pursuant to the RTI Agreement that have an aggregate purchase price invoiced or to be invoiced by RTI or RES to customers that exceeds the RES Letter of Credit Base Amount then in effect, then on the date that is three days after the end of such fifteen consecutive day period the RES Letter of Credit Base Amount shall be increased to an amount equal to the highest aggregate purchase price invoiced by RTI or RES to customers for all shipments of inventory made by the Borrowers on any day in such fifteen consecutive day period."

                  (m) Section 1.01 of the Credit Agreement is hereby amended to add the defined term "RTI" in the appropriate alphabetical order, to read in its entirety as follows:

                           "'RTI' shall mean Republic Technologies International
                  Marketing, LLC, a Delaware limited liability company in which BarTech holds a 50.0% voting and membership interest and, as of March 1, 1999, holds a 33-1/3% economic allocation, and RES holds a 50.0% voting and membership interest and, as of March 1, 1999, holds a 66-2/3% economic allocation."

                  (n) Section 1.01 of the Credit Agreement is hereby amended to add the defined term "RTI Agreement" in the appropriate alphabetical order, to read in its entirety as follows:

                           "'RTI Agreement' shall mean the Limited Liability
                  Company Agreement of RTI dated as of March 1, 1999, between BarTech and RES."

                  SECTION 2. Amendments to Section 2.06. (a) Clause (i) of
Section 2.06(a) of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

                           "(i) with respect to ABR Revolving Loans, the
                  Alternate Base Rate for the Interest Period in effect for such Borrowing plus 2.50% and".

                  (b) Clause (i) of Section 2.06(b) of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

                           "(i) with respect to Eurodollar Revolving Loans, the
                  Adjusted LIBO Rate for the Interest Period in effect for such Borrowing plus 3.50% and".

                  SECTION 3. Amendments to Section 2.09. Section 2.09 of the Credit Agreement is hereby amended by redesignating paragraphs (b), (c), (d) and
(e) as
paragraphs (c), (d), (e) and (f), respectively, and by adding a new paragraph
(b) to read in its entirety as follows:

                  "(b) The Total Revolving Credit Commitment and the Total Interim Standby Obligations shall be automatically and permanently reduced at 5:00 p.m., New York City time, on the following dates to the following amounts:


                                           Total Revolving Credit                    Total Interim
                                           ----------------------                    -------------
                                              Commitment After                    Standby Obligations
                                              ----------------                    -------------------
         Date of Reduction                        Reduction                         After Reduction
         -----------------                        ---------                         ---------------
           April 30, 1999                        $87,500,000                          $12,500,000
            May 31, 1999                          83,000,000                           8,000,000
           June 30, 1999                          77,000,000                           2,000,000
           July 31, 1999                          71,500,000                               0


                  SECTION 4. Amendment to Article III. Article III of the Credit Agreement is hereby amended by adding a new Section 3.24 to read in its entirety as follows:

                           "SECTION 3.24. Payments under RTI Agreement. The
                  Borrowers have received all payments owed to them by RES and RTI pursuant to the RTI Agreement as and when required by
                  Section 6.05(b)."

                  SECTION 5. Amendments to Section 5.04. (a) Paragraph (e) of
Section 5.04 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

                           "(e) as soon as practicable and in any event within
                  two Business Days after the end of each week, (i)(A) a Borrowing Base Certificate showing the Borrowing Base and (B) an Interim Standby Borrowing Amount Certificate showing the Interim Standby Borrowing Amount, in each case as of the close of business on the last day of such week, each such Certificate to be certified as complete and correct on behalf of BarTech by a Financial Officer of BarTech, and (ii) such other supporting documentation and additional reports with respect to the Borrowing Base and the Interim Standby Borrowing Amount as the Administrative Agent or any Lender shall reasonably request;".

                  (b) Paragraph (l) of Section 5.04 of the Credit Agreement is hereby amended by deleting the word "and" at the end thereof.

                  (c) Section 5.04 of the Credit Agreement is hereby further amended by redesignating paragraph (m) as paragraph (o) and by adding a new paragraph (m) to read in its entirety as follows:

                           "(m) promptly, (i) upon the failure by RES or RTI to
                  make any payments to the Borrowers required by Section 6.05(b), a notice of such failure and (ii) upon becoming aware of any information as to any actual, threatened, or potential suspension, termination, unavailability of, or other adverse development with respect to, the RES Letter of Credit or the existence of any default or event of default under the RES Credit Agreement, a notice setting forth such information in reasonable detail;".

                  (d) Section 5.04 of the Credit Agreement is hereby further amended by adding a new paragraph (n) to read in its entirety as follows:

                           "(n) (i) within one Business Day after the end of
                  each week, if the aggregate purchase price invoiced by RTI to customers for all shipments of inventory made by the Borrowers pursuant to the RTI Agreement on any day of such week exceeded one-third of the RES Letter of Credit Base Amount then in effect, notice of such aggregate purchase price for each such day and (ii) as soon as practicable, and in any event within 10 days, after the end of each month, a written report, in form and substance reasonably satisfactory to the Administrative Agent, detailing for such month, all shipments of inventory made by the Borrowers, all payments received by the Borrowers from RES or RTI, any requests for reimbursement made by RES or RTI to the Borrowers and all remittances made by the Borrowers to RES or RTI, in each case pursuant to the RTI Agreement, and such other information and supporting documentation relating thereto as the Administrative Agent or any Lender shall reasonably request; and".

                  SECTION 6. Addition of Section 5.14. Article V of the Credit Agreement is hereby further amended by adding a new Section 5.14 to read in its entirety as follows:

                           "SECTION 5.14. Suspension or Termination of RTI
                  Agreement. At any time upon the request of the Administrative Agent or the Required Lenders, if (a) RES or RTI shall fail to make any payments to the Borrowers as and when required by
                  Section 6.05(b), (b) the RES Letter of Credit shall expire or be suspended, terminated or unavailable for any reason whatsoever or less than the RES Letter of Credit Base Amount shall be available for disbursement thereunder (after giving effect to all disbursements made under the RES Letter of Credit at or prior to such time), or (c) the aggregate amount of reimbursements requested of the Borrowers by RES or RTI pursuant to the RTI Agreement on account of the failure of customers to make full payments for shipments of inventory by the Borrowers is, in the opinion of the Administrative Agent or the Required Lenders, adverse to the Lenders in any material respect, the Borrowers shall immediately (i) suspend or terminate, as directed by the Administrative Agent or the Required Lenders, the RTI Agreement in accordance with Section
                  3.6 of the RTI Agreement, (ii) cease to make any shipments of inventory pursuant to customer orders under the RTI Agreement,
                  (iii) cease to transfer or assign to RES or RTI any accounts receivable or other rights pursuant to the RTI Agreement and
                  (iv) offset all amounts then due and payable by RES or RTI to the Borrowers under the RTI Agreement against any amounts then due and payable by the Borrowers to RES or RTI under the RTI Agreement. If the RTI Agreement is suspended (and not terminated) by the Borrowers at the direction of the Administrative Agent or the Required Lenders pursuant to clause (i) of the preceding sentence, the Borrowers may, subject to any further request by the Administrative Agent or the Required Lenders pursuant to the preceding sentence, resume the activities prohibited by clauses (ii), (iii) and (iv) of the preceding sentence upon receipt by them of written notice from the Administrative Agent or the Required Lenders, as applicable, that such suspension may be discontinued."

                  SECTION 7. Amendments to Section 6.01. (a) Paragraph (o) of
Section 6.01 of the Credit Agreement is hereby amended by deleting the word "and" at the end thereof.

                  (b) Paragraph (p) of Section 6.01 of the Credit Agreement is hereby amended by replacing the period at the end thereof with ";and".

                  (c) Section 6.01 of the Credit Agreement is hereby further amended by adding a new paragraph (q) to read in its entirety as follows:

                           "(q) Indebtedness, if any, of BarTech or BLSC
                  represented by obligations to repurchase accounts receivable from RES under the RTI Agreement."

                  SECTION 8. Amendments to Section 6.02. (a) Paragraph (r) of
Section 6.02 of the Credit Agreement is hereby amended by deleting the word "and" at the end thereof.

                  (b) Section 6.02 of the Credit Agreement is hereby further amended by redesignating paragraph (s) as paragraph (t) and by adding a new paragraph (s) to read in its entirety as follows:

                           "(s) as permitted by Section 6.05(b) and other Liens,
                  if any, arising under the RTI Agreement; and".

                  SECTION 9. Amendment to Section 6.04. Paragraph (h) of Section
6.04 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

                           "(h) investments, other than investments listed in
                  paragraph (a) through (g) of this Section 6.04, (i) existing on the Closing Date and set forth on Schedule 6.04 and (ii) BarTech's holding of a 50.0% voting and membership interest and a 33-1/3% economic allocation in RTI and the other transactions specifically provided for in the RTI Agreement;".

                  SECTION 10. Amendments to Section 6.05. (a) Paragraph (a) of
Section 6.05 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

                           "(a) the purchase and sale of inventory in the
                  ordinary course of business by BarTech or any Subsidiary (other than the sale of inventory to

                  RES, RTI or any of their subsidiaries pursuant to the RTI Agreement or otherwise) or the acquisition of any asset in the ordinary course of business, in each case subject to Sections
                  6.04 and 6.11."

                  (b) Section 6.05 of the Credit Agreement is hereby further amended by redesignating paragraphs (b), (c), (d), (e), (f), (g) and (h) as paragraphs (c), (d), (e), (f), (g), (h) and (i), respectively, and by adding a new paragraph (b) to read in its entirety as follows:

                           "(b) (i) the sale of inventory pursuant to the RTI
                  Agreement and (ii) the assignment and transfer of accounts receivable payable to the Borrowers by customers (other than RES or RTI) pursuant to the RTI Agreement, provided that (w) the Borrowers shall be paid in full in cash, by means of wire transfer to a Concentration Account, not less than 99.0% of the purchase price invoiced or to be invoiced by RTI to customers for such inventory within one Business Day after the date of shipment of such inventory, (x) the Borrowers shall have received full payment of all amounts then due and payable pursuant to this Section 6.05(b) in respect of all prior sales of inventory pursuant to this Section 6.05(b) and (y) the RES Letter of Credit shall be in full force and effect and not less than the RES Letter of Credit Base Amount shall be available for disbursement thereunder".

                  (c) The first parenthetical of the proviso immediately following paragraph (i) of Section 6.05 of the Credit Agreement which reads, "(other than pursuant to clauses (a) through (c) above)", is hereby amended to read "(other than pursuant to clauses (a) through (d) above)".

                  SECTION 11. Amendment to Section 6.07. Paragraph (b) of
Section 6.07 of the Credit Agreement is hereby amended by redesignating clauses
(vi), (vii) and (viii) as clauses (vii), (viii) and (ix), respectively, and by adding a new clause (vi) to read in its entirety as follows:

                           "(vi) the transactions permitted under Section
                  6.05(b) and other transactions specifically provided for in the RTI Agreement, provided that the Borrowers shall not reimburse any amounts under Section 3.2(e) of the RTI Agreement unless the related receivable is or will be assigned and transferred to the applicable Borrower free of any Lien other than any Lien created under the Master Security Agreement".

                  SECTION 12. Amendment to Section 6.09. Paragraph (c) of
Section 6.09 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

                           "(c) Permit (i) any waiver, supplement, modification,
                  amendment, termination or release that is in any manner adverse in any material respect to the Lenders of (A) the certificate of incorporation or bylaws of BarTech or any Subsidiary, (B) the Subscription Agreement, (C) the Stockholders' Agreement, (D) the Merger Agreement, (E) the 1997 Subscription Agreement or (F) any instrument or agreement pursuant to which any Indebtedness of BarTech or any Subsidiary is outstanding to any person in an aggregate principal amount in excess of $250,000, or

                  (ii) any waiver, supplement, modification, amendment, termination or release whatsoever of the RTI Agreement, the Allocation Procedures (as defined in the RTI Agreement) or the RES Letter of Credit (except for amendments providing for an increase in the principal amount or an extension of the term thereof)."

                  SECTION 13. Amendments to Article VII. (a) Paragraph (k) of
Article VII of the Credit Agreement is hereby amended by deleting the word "or" at the end thereof.

                  (b) Paragraph (l) of Article VII of the Credit Agreement is hereby amended by adding the word "or" at the end thereof.

                  (c) Article VII of the Credit Agreement is hereby further amended by adding a new paragraph (m) as follows:

                           "(m) (i) default shall be made in any payment under
                  the RES Letter of Credit, (ii) the RES Letter of Credit shall be suspended, terminated or unavailable for any reason whatsoever or (iii) there shall be less than the RES Letter of Credit Base Amount available for disbursement under the RES Letter of Credit at any time (after giving effect to all disbursements made under the RES Letter of Credit at or prior to such time);".

                  SECTION 14. Amendments to Section 9.09. Paragraph (b) of
Section 9.09 of the Credit Agreement is hereby amended by deleting the words "Applicable Percentage" and by adding the words "Eligible Accounts Receivable" and "Eligible Inventory" in the appropriate alphabetical order, in each case in clause (iv) thereof.

                  SECTION 15. Amendments to Exhibits L. Exhibit L to the Credit Agreement is hereby amended and restated in its entirety to read as set forth in Annex III.

                  SECTION 16. Consent. The Lenders hereby consent to the amendment of the Facility Pledge Agreement in order to require the pledge by BarTech to the Collateral Agent, for the benefit of the Secured Parties, of its membership interest in RTI, pursuant to an amendment in a form reasonably satisfactory to the Administrative Agent.

                  SECTION 17. Waiver. The Lenders hereby waive any failure of the Borrowers to comply with Section 6.02 or Section 6.05 of the Credit Agreement, in each case to the extent and only to the extent arising from sales of inventory or assignments and transfers of accounts receivable to RES and RTI by the Borrowers pursuant to the RTI Agreement that occurred prior to the date hereof.

                  SECTION 18. Representations and Warranties. Each Borrower represents and warrants to the Administrative Agent, to the Fronting Bank and to each of the Lenders that:

                  (a) This Amendment has been duly authorized, executed and delivered by such Borrower and constitutes its legal, valid and binding obligation, enforceable in accordance with its terms except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

                  (b) After giving effect to this Amendment, the representations and warranties set forth in Article III of the Credit Agreement are true and correct in all material respects with the same effect as if made on the date hereof, except to the extent such representations and warranties expressly relate to an earlier date.

                  (c) The execution, delivery and performance by such Borrower of this Amendment (i) have been duly authorized by all requisite corporate and, if required, stockholder action and (ii) will not (A) violate (x) any provision of law, statute, rule or regulation, or of the certificate or articles of incorporation or other constitutive documents or by-laws of such Borrower or, in the case of BarTech, any Subsidiary, (y) any order of any Governmental Authority or (z) any provision of any indenture, agreement or other instrument to which such Borrower and, in the case of BarTech, any Subsidiary is a party or by which any of them or any of their property is or may be bound or (B) be in conflict with, result in a breach of or constitute (alone or with notice or lapse of time or both) a default under, or give rise to any right to accelerate or to require the prepayment, repurchase or redemption of any obligation under any such indenture, agreement or other instrument, where any such conflict, violation, breach or default referred to in clause (ii) of this Section 18(c), individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

                  (d) Before and after giving effect to this Amendment, no Event of Default or Default has occurred and is continuing.

                  SECTION 19. Conditions to Effectiveness. This Amendment shall become effective as of the date first above written when:

                  (a) The Administrative Agent shall have received counterparts of this Amendment that, when taken together, bear the signatures of the Borrowers and all the Lenders.

                  (b) The Administrative Agent shall have received, on behalf of itself, the Lenders and the Fronting Bank, a favorable written opinion of Simpson Thacher & Bartlett and McDonald, Hopkins, Burke & Haber, counsel for the Borrowers, substantially to the effect set forth in Annex I and Annex II hereto, respectively, (i) dated the date hereof,
         (ii) addressed to the Fronting Bank, the Administrative Agent and the Lenders and (iii) covering such other matters relating to the Loan Documents and the RTI Joint Venture Arrangements as the Administrative Agent shall reasonably request. Each of the Borrowers hereby instructs its counsel to deliver such opinions.

                  (c) All legal matters incident to this Amendment, the borrowings and extensions of credit hereunder, the other Loan Documents and the RTI Joint Venture Arrangements shall be reasonably satisfactory to the Lenders, the Fronting Bank and Cravath, Swaine & Moore, counsel for the Administrative Agent and the Collateral Agent.

                  (d) The Collateral Agent shall have received each document (including each Uniform Commercial Code financing statement) required by law or reasonably requested by the Administrative Agent to be filed, registered or recorded in order to create in favor of the Collateral Agent for the benefit of the Secured Parties (as defined in the Security Agreements) a valid, legal and perfected first-priority security interest in and lien on any accounts receivable that may be assigned or transferred to the Borrowers by RES pursuant to Section 3.2(e) of the RTI Agreement.

                  (e) The Administrative Agent shall have received (i) a copy of the certificate of formation, including all amendments thereto, of RTI, certified as of a recent date by the Secretary of State of the State of Delaware, and a certificate as to the good standing of RTI as of a recent date from such Secretary of State; (ii) a certificate of the Secretary or Assistant Secretary of RTI dated the date hereof and certifying (A) that attached thereto is a true and complete copy of the RTI Agreement as in effect on the date hereof and (B) that the certificate of formation of RTI has not been amended since the date of the last amendment thereto shown on the certificate of good standing furnished pursuant to clause (i) above; (iii) a certificate of another officer of RTI as to the incumbency and specimen signature of the Secretary or Assistant Secretary executing the certificate pursuant to
         (ii) above; and (iv) such other similar documents as the Lenders or Cravath, Swaine & Moore, counsel for the Administrative Agent, may reasonably request.

                  (f) The Administrative Agent shall have received (i) a copy of the certificate or articles of incorporation, including all amendments thereto, of each Borrower, certified as of a recent date by the Secretary of State of the state of its organization, and a certificate as to the good standing of each Borrower as of a recent date from such Secretary of State; (ii) a certificate of the Secretary or Assistant Secretary of each Borrower dated the date hereof and certifying (A) that attached thereto is a true and complete copy of the by-laws of such Borrower as in effect on the date hereof and at all times since a date prior to the date of the resolutions described in clause (B) below, (B) that attached thereto is a true and complete copy of resolutions duly adopted by the Board of Directors of such Borrower authorizing the execution, delivery and performance of this Amendment and the RTI Agreement, and that such resolutions have not been modified, rescinded or amended and are in full force and effect, (C) that the certificate or articles of incorporation of such Borrower have not been amended since the date of the last amendment thereto shown on the certificate of good standing furnished pursuant to clause (i) above, and (D) as to the incumbency and specimen signature of each officer executing this Amendment or any other document delivered in connection herewith on behalf of such Borrower; (iii) a certificate of another officer as to the incumbency and specimen signature of the Secretary or Assistant Secretary executing the certificate pursuant to
         (ii) above; and (iv) such other similar documents as the Lenders or Cravath, Swaine & Moore, counsel for the Administrative Agent, may reasonably request.

                  (g) The Administrative Agent shall have received a certificate of each Borrower, dated the date hereof and signed by a Financial Officer of and on behalf of each Borrower, confirming the accuracy of the representations and warranties set forth in Section 18 of this Amendment.

                  (h) The Administrative Agent shall have received (i) (A) a Borrowing Base Certificate showing the Borrowing Base and (B) an Interim Standby Borrowing Amount Certificate showing the Interim Standby Borrowing Amount, in each case as of the close of business on April 30, 1999, such Certificate to be certified as complete and correct on behalf of BarTech by a Financial Officer of BarTech, and
         (ii) such other supporting documentation and additional reports with respect to the Borrowing Base and the Interim Standby Borrowing Amount as the Administrative Agent shall reasonably request.

                  (i) The amendments (the "Other Credit Agreement Amendments") to the (i) Second Amended and Restated Revolving Credit Agreement dated as of April 25, 1997 (the "RES Credit Agreement"), among RES, BankBoston, N.A. ("Bank Boston"), the other lending institutions listed therein and Congress Financial Corporation (New England)(collectively, the "RES Lenders") and BankBoston, as agent for itself and such other lending institutions, and (ii) the Credit Agreement dated as of September 8, 1998 (the "RES Holding Credit Agreement"), among RES Holding Corporation, a Delaware corporation, the financial institutions listed therein (the "RES Holding Lenders"), The Chase Manhattan Bank ("Chase"), as administrative agent and collateral agent for the RES Holding Lenders, and DLJ Capital Funding, Inc., as documentation agent for the RES Holding Lenders, required in connection with the implementation of the RTI Joint Venture Arrangements shall have been executed and delivered in form and substance reasonably satisfactory to the Administrative Agent and copies thereof delivered to the Administrative Agent along with such other documents, opinions or certificates relating thereto as the Administrative Agent may reasonably request.

                  (j) The Administrative Agent shall be satisfied that all conditions to the effectiveness of the Other Credit Agreement Amendments shall have been satisfied and there shall be no default or event of default under the RES Credit Agreement or the RES Holding Credit Agreement.

                  (k) The RES Letter of Credit shall have been issued, shall be in form and substance reasonably satisfactory to the Administrative Agent and Cravath, Swaine & Moore, counsel for the Administrative Agent, not less than the RES Letter of Credit Base Amount shall be available for disbursement thereunder, and the Collateral Agent shall have a perfected first priority security interest therein and the right to make drawings thereunder.

                  (l) The First Amendment, dated as of May 5, 1999, to the Facility Pledge Agreement shall have been duly executed by the parties thereto and delivered to the Collateral Agent and shall be in full force and effect.

                  (m) The Administrative Agent shall have been reimbursed or paid by BarTech for all out-of-pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore, counsel for the Administrative Agent.

                  SECTION 20. Credit Agreement. Except as specifically amended hereby, the Credit Agreement shall continue in full force and effect in accordance with the provisions thereof as in existence on the date hereof. After the date hereof, any reference to the Credit Agreement shall mean the Credit Agreement as amended hereby.

                  SECTION 21. Loan Document. This Amendment shall be a Loan Document for all purposes.

                  SECTION 22. APPLICABLE LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                  SECTION 23. Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by telecopy shall be effective as delivery of a manually executed counterpart of this Amendment.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized officers, all as of the date and year first above written.





                                 BAR TECHNOLOGIES INC.,

                                     by  /s/ John B. George
                                         ---------------------------------------
                                         Name:  John B. George
                                         Title: V.P. of Finance and Treasurer


                                 BLISS & LAUGHLIN STEEL
                                 COMPANY,

                                     by  /s/ Michael P. Houlihan
                                         ---------------------------------------
                                         Name:  Michael P. Houlihan
                                         Title: Assistant Treasurer


                                 THE CHASE MANHATTAN BANK, as
                                 Administrative Agent and Collateral Agent,

                                     by  /s/ James H. Ramage
                                         ---------------------------------------
                                         Name:  James H. Ramage
                                         Title: Vice President


                                 CHASE MANHATTAN BANK
                                 DELAWARE, as Fronting Bank,

                                     by  /s/ Michael P. Handago
                                         ---------------------------------------
                                         Name:  Michael P. Handago
                                         Title: Vice President

                                                               SIGNATURE PAGE TO
                                                           AMENDMENT DATED AS OF
                                                                     May 5, 1999





To Approve the Amendment:




Name of Institution  THE CHASE MANHATTAN BANK

                          by

                                /s/ James H. Ramage
                              -----------------------------------
                              Name: James H. Ramage
                              Title: Vice President

                                                               SIGNATURE PAGE TO
                                                           AMENDMENT DATED AS OF
                                                                     May 5, 1999





To Approve the Amendment:




Name of Institution:  MITSUI LEASING CAPITAL CORPORATION

                         by

                            /s/ R. Wayne Hutton
                            -------------------------------------
                            Name: R. Wayne Hutton
                            Title: Senior Vice President

                                                               SIGNATURE PAGE TO
                                                           AMENDMENT DATED AS OF
                                                                     May 5, 1999





To Approve the Amendment:




Name of Institution:   BANKBOSTON, N.A.

                       by

                            /s/ C. Andrew Piculell
                            ----------------------------
                            Name: C. Andrew Piculell
                            Title: Vice President

                                                               SIGNATURE PAGE TO
                                                           AMENDMENT DATED AS OF
                                                                     May 5, 1999





To Approve the Amendment:




Name of Institution:  FLEET BUSINESS CREDIT CORPORATION
                      (FORMERLY KNOWN AS SANWA
                      BUSINESS CREDIT CORPORATION)

                        by

                             /s/ Peter L. Skavla
                             ------------------------------
                             Name: Peter L. Skavla
                             Title:  Senior Vice President

                                                               SIGNATURE PAGE TO
                                                           AMENDMENT DATED AS OF
                                                                     May 5, 1999





To Approve the Amendment:




Name of Institution:   KZH APPALOOSA LLC

                          by: The Chase Manhattan Bank

                               /s/ James H. Ramage
                               ----------------------------
                               Name: James H. Ramage
                               Title:    Vice President

                                                               SIGNATURE PAGE TO
                                                           AMENDMENT DATED AS OF
                                                                     May 5, 1999





To Approve the Amendment:




Name of Institution:  SOCIETE GENERALE

                        by

                              /s/ Cynthia A. Jay
                              ------------------------------
                              Name: Cynthia A. Jay
                              Title: Managing Director

                                                                   EXCUTION COPY










                                    FIRST AMENDMENT, dated as of May 5, 1999
                           (this "Amendment"), to the Facility Pledge Agreement dated as of April 2, 1996, and amended and restated as of September 5, 1997, among BLACKSTONE CAPITAL PARTNERS II MERCHANT BANKING FUND L.P., a Delaware limited partnership, BLACKSTONE OFFSHORE CAPITAL PARTNERS II L.P., a Cayman Island limited partnership, and BLACKSTONE FAMILY INVESTMENT PARTNERSHIP II L.P., a Cayman Island limited partnership (collectively, the "Funds"); BRW STEEL HOLDINGS L.P., a Delaware limited partnership ("BRWSH"); BRW STEEL OFFSHORE HOLDINGS L.P.; a Delaware limited partnership ("BRWSH II" and, together with BRWSH, the "Partnerships"); BAR TECHNOLOGIES INC., a Delaware corporation ("BarTech"); BLISS & LAUGHLIN STEEL COMPANY, an Illinois corporation and a wholly owned subsidiary of BarTech ("BLSC" and, together with BarTech, the "Borrowers"); each other subsidiary of BarTech listed on Schedule I thereto (each such subsidiary and BLSC individually a "Subsidiary Pledgor" and collectively, the "Subsidiary Pledgors"); each of the members of management of BarTech listed on Schedule II thereto (collectively, the "Management Stockholders" and, together with the Funds, the Partnerships, BarTech and the Subsidiary Pledgors, the "Pledgors"); and THE CHASE MANHATTAN BANK (formerly known as Chemical
                           Bank), a New York banking corporation, as collateral agent (in such capacity, the "Collateral Agent") for the Secured Parties (as defined therein).

         Reference is made to (a) the Credit Agreement dated as of April 2, 1996, amended and restated as of April 25, 1996, and as further amended and restated as of September 5, 1997 (as amended or modified from time to time, the "Credit Agreement"), among the Borrowers, the financial institutions party thereto, as lenders (the "Lenders"), The Chase Manhattan Bank (formerly known as Chemical Bank), as agent (in such capacity, the "Administrative Agent"), and Chase Manhattan Bank Delaware (formerly known as Chemical Bank Delaware), as fronting bank (in such capacity, the "Fronting Bank"). Capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in the Facility Pledge Agreement and the Credit Agreement.

                  The Borrowers and the other Pledgors have requested that the Secured Parties amend certain provisions of the Facility Pledge Agreement. The Secured Parties are willing to do so, subject to the terms and conditions of this Amendment.

                  Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the Pledgors and the Collateral Agent, on behalf of itself and each other Secured Party (and each of their respective successors or assigns), hereby agree as follows:

                  SECTION 1. Amendment to Section 2.01. Clause (a) (until the first proviso thereof) of Section 2.01 of the Facility Pledge Agreement is hereby amended and restated to read in its entirety as follows:

                  "(a) the shares of capital stock and membership interests owned by it listed on Schedule III and any shares of capital stock of BarTech or any Subsidiary or membership interests of RTI obtained in the future by such Pledgor and the certificates representing all such shares and membership interests (the "Pledged Stock");".

                  SECTION 2. Amendment to Schedule III. Schedule III to the Facility Pledge Agreement is hereby amended and restated in its entirety to read as set forth in Annex I hereto.

                  SECTION 3. No Other Amendments. Except as specifically stated herein, the Facility Pledge Agreement shall continue in full force and effect in accordance with the provisions thereof.


                  SECTION 4. APPLICABLE LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

                  SECTION 5. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be an original but all of which, when taken together, shall constitute but one instrument. Delivery of an executed counterpart of a signature page of this Amendment by telecopy shall be effective as delivery of a manually executed counterpart of this Amendment.


                  IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the day and year first above written.





                                   BRW STEEL HOLDINGS, L.P.,

                                      by
                                         /s/ David A. Stockman
                                         ---------------------------------------
                                         Name:  David A. Stockman
                                         Title: Authorized Signatory



                                   BRW STEEL OFFSHORE HOLDINGS, L.P.,

                                      by
                                         /s/ David A. Stockman
                                         ---------------------------------------
                                         Name:  David A. Stockman
                                         Title: Authorized Signatory


                                   BAR TECHNOLOGIES INC.,

                                      by
                                         /s/ John B. George
                                         ---------------------------------------
                                         Name:  John B. George
                                         Title: V.P. Finance and Treasurer


                                   BLISS & LAUGHLIN STEEL COMPANY,

                                      by
                                         /s/ Michael P. Houlihan
                                         ---------------------------------------
                                         Name:  Michael P. Houlihan
                                         Title: Assistant Treasurer

                                   BLISS & LAUGHLIN INDUSTRIES INC.,

                                      by
                                         /s/ Michael P. Houlihan
                                         ---------------------------------------
                                         Name:  Michael P. Houlihan
                                         Title: Assistant Treasurer


                                   BLACKSTONE CAPITAL PARTNERS
                                   II MERCHANT BANKING FUND L.P.,

                                      by
                                          /s/ David A. Stockman
                                         ---------------------------------------
                                         Name:  David A. Stockman
                                         Title:    Member


                                   BLACKSTONE OFFSHORE CAPITAL
                                   PARTNERS II L.P.,

                                      by
                                         /s/ David A. Stockman
                                         ---------------------------------------
                                         Name:  David A. Stockman
                                         Title:    Member


                                   BLACKSTONE FAMILY INVESTMENT
                                   PARTNERSHIP II L.P.,

                                      by
                                         /s/ David A. Stockman
                                         ---------------------------------------
                                         Name:  David A. Stockman
                                         Title:    Member


                                   THE CHASE MANHATTAN BANK,
                                   as Collateral Agent,

                                      by
                                         /s/ James H. Ramage
                                         ---------------------------------------
                                         Name:  James H. Ramage
                                         Title:    Vice President

                                                                         ANNEX I
                                                             Schedule III to the
                                                       Facility Pledge Agreement





                                  CAPITAL STOCK
                                  -------------

                                      None.



                               MEMBERSHIP INTEREST
                               -------------------

                  BarTech holds a 50.0% membership interest and voting interest and an initial 33- 1/3% economic allocation in RTI.


                                 DEBT SECURITIES
                                 ---------------

                                      None.